UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 3, 2018
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CARTER VALIDUS MISSION CRITICAL REIT, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-54675	27-1550167
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4890 West Kennedy Blvd.
Suite 650
Tampa, Florida 33609
(Address of principal executive offices)
(813) 287-0101
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01    Other Events.
Distributions Authorized
On May 3, 2018, the board of directors of Carter Validus Mission Critical REIT, Inc. (the "Company") approved and authorized a daily distribution to the Company’s stockholders of record as of the close of business on each day of the period commencing on June 1, 2018 and ending on June 30, 2018. The distributions will be calculated based on 365 days in the calendar year and will be equal to $0.001150685 per share of common stock, which will be equal to an annualized distribution rate of 6.7%, based on the estimated per share net asset value of $6.26. The distributions declared for each record date in June 2018 will be paid in July 2018. The distributions will be payable to stockholders from legally available funds therefor.
Share Repurchase Program
As disclosed in the Company's Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the "SEC") on April 30, 2018, the Company determined that it reached the calendar year limitation of 5.0% of the number of shares of its common stock outstanding on December 31st of the previous calendar year under its share repurchase plan (the "5.0% Limitation"), and was not able to fully process all repurchase requests for the month of April 2018. The Company processed requests received between March 27, 2018 and April 24, 2018, in the manner described below, but it will not process any further repurchase requests for the remainder of the year ending December 31, 2018. For properly submitted repurchase requests received by the Company between March 27, 2018 and April 24, 2018 (the "Prorated Period"), shares were repurchased in accordance with the share repurchase plan as follows: (i) first, pro rata as to repurchases upon the death of a stockholder; (ii) next, pro rata as to repurchases to stockholders who demonstrate, in the discretion of the Company's board of directors (the "Board"), another involuntary exigent circumstance, such as bankruptcy; (iii) next, pro rata as to repurchases to stockholders subject to a mandatory distribution requirement under such stockholder’s IRA; and (iv) finally, pro rata as to all other repurchase requests. Repurchases of shares received by the Company during the Prorated Period within categories (i) and (ii) above were repurchased in full. There were no repurchases of shares received by the Company during the Prorated Period within category (iii) above. Repurchase of shares received by the Company during the Prorated Period within category (iv) above were repurchased based on a proration of approximately 75% of the shares made in the requests.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARTER VALIDUS MISSION CRITICAL REIT, INC.

Dated: May 11, 2018	By:	/s/ Todd M. Sakow
	Name:	Todd M. Sakow
	Title:	Chief Financial Officer